Exhibit 99.2

Key Energy Services, Inc.

News Release

For Immediate Release:

Contact: John M. Daniel

Friday, April 1, 2005

(432) 620-0300

KEY ENERGY ANNOUNCES NYSE SUSPENSION OF ITS COMMON SHARES

MIDLAND, TX, April 1, 2005 – Key Energy Services, Inc. (NYSE: KEG) announced today that it has been notified by the New York Stock Exchange (“NYSE”) that its common stock will be suspended prior to the opening of trading on Friday, April 8, 2005.

The Company has advised the NYSE that it will be quoted on the Pink Sheets Electronic Quotation Service following the suspension.  Additionally, the Company has been advised that Knight Securities, Lehman Brothers, Hibernia Southcoast Capital, RBC Capital Markets and possibly others will make a market in the stock.  The Company anticipates that it will receive a new ticker symbol for its Pink Sheets listing on Thursday, April 7, 2005.

Although the Company has a right to appeal the NYSE suspension, the Company does not intend to do so.  However, the Company anticipates re-applying for a listing on the NYSE as soon as it is current with all SEC financial filings.  The Company does not expect the suspension to have a material impact on its operations.

Key Energy Services, Inc. is the world’s largest rig-based, onshore well service company.  The Company provides diversified energy operations including well servicing, contract drilling, pressure pumping, fishing and rental tool services and other oilfield services.  The Company has operations in all major onshore oil and gas producing regions of the continental United States and internationally in Argentina and Egypt.

Certain statements contained in this news release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are based on current expectations, estimates and projections about the Company, the Company’s industry, management’s beliefs and certain assumptions made by management.  Whenever possible, the Company has identified these “forward-looking statements” by words such as “expects”, “believes”, “anticipates” and similar phrases.  Readers are cautioned that any such forward-looking statements are not guarantees of future performance or the results of the ongoing review and restatements and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, but not limited to: the impact of the Company’s current restatement process on its results for prior and current periods; uncertainties surrounding the restatement process, including the timing and amount of the restatements; the risk of possible changes in the scope and nature of, the time required to complete, the issuance of audit opinions on the Company’s prior year financial statements and the audit of the Company’s 2003 financial statements; risks arising from the suspension or delisting of the Company’s common stock, including reduced liquidity for the Company’s shares; decreases in institutional and other investor demand, analyst coverage, market-making activity, information regarding trading prices and volume, and willingness of broker-dealers to execute trades; and adverse impact on trading volume and market price of the common stock; risk that the NYSE will not re-list the Company’s common shares once all SEC financial filings have been made; risks affecting activity levels for rig hours, including demand for the Company’s services and pricing; the impact of professional and other costs related to the restatement process, SEC investigation and pending litigation; the risk that the Company may not be able to complete the restatement process and audit and file financial statements before March 31, 2005; and the risk that the Company will not be able to obtain additional waivers from the lenders under its revolving credit facility in the event it is unable to issue its financial statements on or before the dates established in the March 2005 bank waiver.   Because such statements involve risks and uncertainties, the actual results and performance of the Company may differ materially from the results expressed or implied by such forward-looking statements.  Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.  Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made here.

6 Desta Drive, Midland, TX 79705